                                                                  EXHIBIT 3.3(A)

FORM BCA 10.30 (rev. Dec. 2003)
ARTICLES OF AMENDMENT
Business Corporation Act

Jesse White, Secretary of State
Department of Business Services
Springfield, IL 62756
Telephone (217) 782 1832
http://www.cyberdriveillinois.com

Remit payment in the form of a
check or money order payable
to the Secretary of State.

___   File # 6030-359-2       Filing Fee: $50.00                     Approved: KK.
------Submit in duplicate-----Type or Print clearly in black ink-----Do not write above this line.

1.   CORPORATE NAME: Saks Distribution Centers, Inc.
                                                       (Note 1)

2.   MANNER OF ADOPTION OF AMENDMENT:

     The following amendment of the Articles of incorporation was adopted on March 6, 2006 in the manner indicated below. ( "X" one box only)

     [ ] By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected;

                                                                        (Note 2)

     [ ] By a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;

                                                                        (Note 2)

     [ ] By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;

                                                                        (Note 3)

     [ ] By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;

                                                                        (Note 4)

     [ ] By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;

                                                                   (Notes 4 & 5)

     [X] By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.

                                                                        (Note 5)

3.   TEXT OF AMENDMENT:

     a. When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.

          Article I: The name of the corporation is:

                           Bon-Ton Distribution, Inc.

________________________________________________________________________________
                                   (NEW NAME)

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                                TEXT OF AMENDMENT

     b. (If amendment affects the corporate purpose, the amended purpose is required to beset forth in its entirety. If there is not sufficient space to do so, add one or more sheets of this size.)

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4.   The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows:
     (If not applicable, insert "No change")

     No change.

5. (a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid in capital (Paid in capital replaces the terms Stated Capital and Paid in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert "No change")

     No change.

     (b) The amount of paid in capital (Paid in Capital replaces the terms Stated Capital and Paid in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert "No change") (Note 6)

                  Before Amendment   After Amendment
                  ----------------   ---------------
Paid-in Capital   $ No change        $ No change

    (Complete either Item 6 or 7 below. All signatures must be in BLACK INK.)

6. The undersigned corporation has caused these articles to be signed by a duly authorized officer who affirms, under penalties of perjury, that the facts stated herein are true.

Dated March 6, 2006                     Saks Distribution Centers, Inc.


/s/ JAMES H. BAIREUTHER
-------------------------------------
(Any Authorized Officer's Signature)

James H. Baireuther, Senior VP and Chief Administrative Officer

7. If amendment is authorized pursuant to Section 10.10 by the incorporators, the incorporators must sign below, and type or print name and title.

                                       OR

     If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below, and type or print name and title.

     The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

Dated ________________________
      (Month & Day) (Year)

_____________________________________   ________________________________________

_____________________________________   ________________________________________

_____________________________________   ________________________________________

_____________________________________   ________________________________________

Form BCA-2.10                     ARTICLES OF INCORPORATION
-------------                     -------------------------
(Rev. Jan. 1995)                   This space is for use by   SUBMIT IN DUPLICATE!
                                      Secretary of State
George H. Ryan                                                This space for use by
Secretary of State                                              Secretary of State
Department of Business Services
Springfield, IL 62756                                         Date _____________

Payment must be made by                     FILED             Franchise Tax $______
certified check, cashier's               JAN 15 1999          Filing Fee    $______
check, Illinois C.P.A.'s check
or money order, payable to               JESSE WHITE          Approved _________
"Secretary of State."                 SECRETARY OF STATE

1.   CORPORATE NAME:              Saks Distribution Centers, Inc.

     (The corporate name must contain the word "corporation", "company," "incorporated," "limited" or an abbreviation thereof.)

2.   Initial Registered Agent:    Illinois Corporation Service Company

     Initial Registered Office:   700 S. Second Street
                                  Springfield, IL 62704   Sangamon County

3.   Purpose or purposes for which the corporation is organized:
     (If not sufficient space to cover this point, add one or more sheets of this size.)

     The purpose for which the corporation is organized is to engage in any lawful act or activity for which corporations may be organized to do business under the Illinois Business Corporation Act.

4.   Paragraph 1: Authorized Shares, Issued Shares and Consideration Received:

         Per Value   Number of Shares      Number of Shares     Consideration to be
 Class   per Share      Authorized      Proposed to be Issued    Received Therefor
 -----   ---------   ----------------   ---------------------   -------------------
Common     $0.01          100,000               1,000                $1,000.00
                                                      TOTAL =        $1,000.00

     Paragraph 2: The preferences, qualifications, limitations, restrictions and special or relative rights in respect of the shares of each class are: (If not sufficient space to cover this point, add one or more sheets of this size.)

5.   OPTIONAL: (a)  Number of directors constituting the initial board of directors of the corporation: 2.

               (b) Names and address of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and qualify:

      Name         Residential Address          City, State, Zip
      ----         -------------------          ----------------
James A. Coggin   114 Meadowbrook North,   Jackson, Mississippi 39211
Brian J. Martin   1448 Blenhiem Place      Birmingham, Alabama 35213

6.   OPTIONAL: (a)  It is estimated that the value of all property to be owned by the corporation for the following year wherever located
                    will be:                                        $___________

               (b) It is estimated that the value of the property to be located within the State of Illinois during the following year will
                    be:                                             $___________

               (c) It is estimated that the gross amount of business that will be transacted by the corporation during the following year
                    will be:                                        $___________

               (d) It is estimated that the gross amount of business that will be transacted from places of business in the State of
                    Illinois during the following year will be:     $___________

7.   OPTIONAL: OTHER PROVISIONS: See attached page

               Attach a separate sheet of this size for any other provision to be included in the Articles of Incorporation, e.g., authorizing preemptive rights, denying cumulative voting, regulating internal affairs, voting majority requirements, fixing a duration other than perpetual, etc.

8.   NAME(S) & ADDRESS(ES) OF INCORPORATOR(S)

     The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.

Dated January 13, 1999

          Signature and Name                             Address
          ------------------                             -------


1.   /s/ DOMINIC C. MAZZONE             1.   Alston & Bird LLP, 1201 West
     --------------------------------        Peachtree St.
     Dominic C. Mazzone                      Atlanta, Georgia 30309-3424


2.                                      2.
     --------------------------------        -----------------------------------
     Signature                               Street

     --------------------------------        -----------------------------------
           (Type or Print Name)              City/Town   State   Zip Code


3.                                      3.
     --------------------------------        -----------------------------------
     Signature                               Street

     --------------------------------        -----------------------------------
           (Type or Print Name)              City/Town   State   Zip Code

(Signatures must be in BLACK INK on original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)

NOTE: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by its president or vice president and verified by him, and attested by its secretary or assistant secretary.

                                  FEE SCHEDULE

- The initial franchise tax is assessed at the rate of 15/100 of 1 percent ($1.50 per $1,000) on the paid-in capital represented in this state, with a minimum of $25.

-    The filing fee is $75.

- The minimum total due (franchise tax + filing fee) is $100. (Applies when the Consideration to be Received as set forth in Item 4 does not exceed $16,667)

- The Department of Business Services in Springfield will provide assistance in calculating the total fees if necessary.

     Illinois Secretary of State       Springfield, IL 62756
     Department of Business Services   Telephone (217) 782-9523

                                   ATTACHMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                         SAKS DISTRIBUTION CENTERS, INC.

7.   OPTIONAL: OTHER PROVISIONS: Limitation of Director Liability

     7.1 A director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except liability (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) of the types set forth in Section 8.65 of the Illinois Business Corporation Act, or (iv) for any transactions from which the director derived an improper personal benefit.

     7.2 Any repeal or modification of the provisions of this Article by the shareholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the corporation with respect to any act or omission occurring prior to the effective date of such repeal or modification.

     7.3 If the Illinois Business Corporation Act is hereafter amended to authorize the further elimination or limitation of the personal liability of directors, then the liability of a director of the corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the Illinois Business Corporation Act, as so amended.

     7.4 In the event that any of the provisions of this Article (including any provision within a single sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining, provisions are severable and shall remain enforceable to the fullest extent permitted by law.

File # 6030-359-2

         Form BCA-5.10
           NFP-105.10
        (Rev. Jan. 2003)

Jesse White
Secretary of State
Department of Business Services                        SUBMIT IN DUPLICATE
Springfield, IL 62756                                  This space for use by
Telephone (217) 782-3647                                 Secretary of State
www.cyberdriveillinois.com
                                                       Date October 31, 2003
     STATEMENT OF CHANGE OF
    REGISTERED AGENT AND/OR                            Filing Fee $5
       REGISTERED OFFICE                 FILED
                                      OCT 31 2003      Approved: ___________
                                      JESSE WHITE
                                  SECRETARY OF STATE   Remit payment in check or
                                                       money order, payable to
                                                       "Secretary of State"

                        Type or print in black ink only.
                       See reverse side for signature(s).

1.   CORPORATE NAME: Saks Distribution Centers, Inc.

2.   STATE OR COUNTRY OF INCORPORATION: IL

3. Name and address of the registered agent and registered office as they appear on the records of the office of the Secretary of State (before change):

          Registered Agent    Illinois Corporation Service Company

          Registered Office   700 South Second Street
                              Springfield, IL 62704   Sangamon County

4. Name and address of the registered agent and registered office shall be (alter all changes herein reported):

          Registered Agent    Illinois Corporation Service Company

          Registered Office   801 Adlai Stevenson Drive
                              Springfield, IL 62703   Sangamon County

5. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

6.   The above change was authorized by: ("X" one box only)

     a.   [ ] By resolution duly adopted by the board of directors.     (Note 5)

     b.   [X] By action of the registered agent.                        (Note 6)

     7.   (if authorized by the board of directors, sign here. See Note 5)

     The undersigned corporation has caused this statement to be signed by a duly authorized officer who affirms, under penalties of perjury, that the facts stated herein are true.

Dated _______________________, ______   ________________________________________
            (Month & Day)      (Year)   (Exact Name of Corporation)


-------------------------------------
(Any Authorized Officer's Signature)

-------------------------------------
(Type or Print Name and Title)

(If change of registered office by registered agent, sign here. See Note 6)

     The undersigned, under penalties of perjury, affirms that the facts stated herein are true.


Dated October 31, 2003                  /s/ MARK ROSSER
      (Month & Day) (Year)              ----------------------------------------
                                        (Signature of Registered Agent of
                                        Record)
                                        Illinois Corporation Service Company
                                        Mark Rosser, Vice President

                                      NOTES

1. The registered office may, but need not be the same as the principal office of the corporation. However, the registered office and the office address of the registered agent must be the same.

2. The registered office must include a street or road address; a post office box number alone is not acceptable.

3.   A corporation cannot act as its own registered agent.

4. If the registered office is changed from one county to another, then the corporation must file with the recorder of deeds of the new county a certified copy of the articles of incorporation and a certified copy of the statement of change of registered office. Such certified copies may be obtained ONLY from the Secretary of State.

5. Any change of registered agent must be by resolution adopted by the board of directors. This statement must then be signed by a duly authorized officer.

6. The registered agent may report a change of the registered office of the corporation for which he or she is registered agent. When the agent reports such a change, this statement must be signed by the registered agent.